                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 Medar, Inc.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Medar, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Medar, Inc., a Michigan corporation, will be held at the corporate offices, 38700 Grand River Avenue, Farmington Hills, Michigan 48335, on Wednesday, May 28, 1997, at 4:00 p.m. local time for the following purposes, all of which are more completely set forth in the accompanying proxy statement.

     1. To elect seven Directors; and

     2. To transact such other business as may properly come before the meeting.

     In accordance with the Bylaws of the Company and a resolution of the Board of Directors, the record date for the meeting has been fixed at April 3, 1997. Only Shareholders of record at the close of business on that date will be entitled to vote at the meeting.

                                          By Order of the Board of Directors

                                          Max A. Coon
                                          Secretary

Farmington Hills, Michigan
April 23, 1997

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY FORM, INDICATE YOUR CHOICE WITH RESPECT TO THE MATTERS TO BE VOTED UPON, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Medar, Inc. (the Company) for use at the Annual Meeting of Shareholders of the Company to be held on May 28, 1997 at 4:00 p.m., or any adjournments thereof. This Proxy Statement is being mailed on or about April 23, 1997 to all holders of record of common stock of the Company as of the close of business on April 3, 1997.

                             PURPOSE OF THE MEETING

     The purpose of this Annual Meeting of Shareholders shall be to elect Directors and to transact such other business as may properly come before the meeting.

                                     VOTING

     Common Stock with no par value is the only voting stock of the Company. Holders of record at the close of business on April 3, 1997 are entitled to one
(1) vote for each share held. As of April 3, 1997, the Company had 8,852,401 shares outstanding. Holders of stock entitled to vote at the meeting do not have cumulative voting rights with respect to the election of Directors.

     All shares represented by proxies shall be voted "FOR" each of the matters recommended by management unless the Shareholder, or his duly authorized representative, specifies otherwise or unless the proxy is revoked. Any Shareholder who executes the proxy referred to in this statement may revoke it before it is exercised, provided written notice of such revocation is received at the office of the Company in Farmington Hills, Michigan at least twenty-four
(24) hours before the commencement of the meeting, or provided the grantor of the proxy is present at the meeting and, having been recognized by the presiding officer, announces such revocation in open meeting. All Shareholders are encouraged to date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon and return it to the Company.

     In elections of directors where the number of nominees is equal to the number of positions to be filled, the vote required to elect each director is equal to the majority of the votes cast in such election. Actions other than elections of directors are also authorized by a majority of the votes cast. Although state law and the articles of incorporation and bylaws of the Company are silent on the issue, it is the intent of the Company that proxies received which contain abstentions or broker non-votes as to any matter will be included in the calculations as to the presence of a quorum, but will not be counted as votes cast in such matter in the calculation as to the needed majority vote.

                             ELECTION OF DIRECTORS

     It is the intention of the persons named in the proxy to vote for election of the following nominees to the Board of Directors to hold office until the next Annual Meeting or until their successors are elected. In the event any nominee should be unavailable, which is not anticipated, the shares may, in the discretion of the proxy holders, be voted for the election of such persons as the Board of Directors may submit. Directors are elected for a term of one (1) year and until their successors are elected and qualified. Proxies will be voted only to the extent of the number of nominees named.

     The following information is furnished concerning the nominees, all of whom have been nominated by the Board of Directors and are presently Directors of the Company.

                                                                                             SERVED AS
                                             PRESENT POSITION WITH THE                       DIRECTOR
            NAME                         COMPANY AND PRINCIPAL OCCUPATION              AGE     SINCE
            ----                         --------------------------------              ---   ---------
Max A. Coon.................  Secretary and Vice Chairman of the Board of Medar,       62      1978
                              Inc.; President and Chairman of the Board of Maxco,
                              Inc.
Richard R. Current..........  Executive Vice President, Finance and Operations of      52      1996
                              Medar, Inc.
Charles J. Drake............  President and Chairman of the Board of Medar, Inc.       56      1978
Stephan Sharf...............  President of SICA Corp, a Michigan based automotive      76      1986
                              industry consulting firm
Vincent Shunsky.............  Treasurer of Medar, Inc.; Director, Treasurer and Vice   48      1978
                              President of Finance of Maxco, Inc.
William B. Wallace..........  Senior Managing Director of Equity Partners, Ltd., a     52      1990
                              Troy, Michigan based private investment banking firm
Stephen R. Zynda............  General Counsel of Midwest Bridge Company, a             45      1993
                              Williamston, Michigan based bridge and road building
                              contractor

     All of the foregoing Directors and nominees have been engaged in the principal occupation specified for the previous five years with the exception of the following:

     Richard R. Current joined the Company in May 1995 as its Vice President of Finance. In March 1996, Mr. Current was promoted to the position of Executive Vice President, Finance and Operations and was also named a Director of the Company. Prior to joining Medar, Mr. Current was managing partner of Ernst & Young's Lansing, Michigan practice from 1985 to 1992 and was the Chief Financial Officer of The Shane Group, Inc., a Hillsdale, Michigan holding company with ownership of a number of manufacturing and distribution subsidiaries, from 1992 to 1995.

     Messrs. Coon, Drake and Shunsky are also Directors of Maxco, Inc., and Mr. Coon is additionally a director of Spartan Motors, Inc., each of whose stocks are traded over-the-counter.

     The Board of Directors has established a Compensation Committee whose members are Max A. Coon and Vincent Shunsky. The Compensation Committee is responsible for establishing compensation for the President, approving executive compensation levels of all other executives and authorizing the levels and timing of bonus payments. In addition, this committee is responsible for administering the Company's Stock Option Plans, including designating the recipients and terms of specific option grants. The Compensation Committee met two times during the period ended December 31, 1996 to grant options on 131,900 shares and to establish compensation criteria and levels. The Audit Committee, whose members are William B. Wallace, Charles J. Drake and Stephan Sharf, met two times in 1996. The Audit Committee is responsible for discussing the scope and timing of independent audit work, selecting independent auditors, discussing problems and experience in completing audit work, reviewing audited financial statements, discussing findings and recommendations of independent auditors, monitoring the system of internal control and overseeing conflict of interest and related party transaction policies. The Company does not have a standing nominating committee.

     During the period ended December 31, 1996, there were a total of eight meetings of the Board of Directors. None of the above nominees attended fewer than 75% of the meetings held during the period.

DIRECTOR COMPENSATION

     Directors who are not officers of the Company receive $200 for each meeting attended. In addition, Messrs. Sharf and Wallace each have consulting agreements with the Company pursuant to which they have agreed to provide consulting services to the Company for so long as they hold office as directors. The Company paid both Mr. Sharf and Mr. Wallace $9,600 for such consulting services during the fiscal year.

                               EXECUTIVE OFFICERS

     The following table sets forth information concerning the Executive Officers of the Company.

                                             PRESENT POSITION WITH THE                        SERVED AS
             NAME                         COMPANY AND PRINCIPAL OCCUPATION            AGE   OFFICER SINCE
             ----                         --------------------------------            ---   -------------
Charles J. Drake...............  President and Chairman of the Board of Medar, Inc.   56        1978
Michael J. Charchol............  Vice President, Vision Products of Medar, Inc.       55        1996
Richard R. Current.............  Executive Vice President, Finance and Operations     52        1995
                                 and Director of Medar, Inc.
Mark R. Doede..................  Vice President and Chief Operating Officer,          39        1989
                                 Welding Products of Medar, Inc.
Lyle D. Harbin.................  Vice President of Marketing, Welding Products of     63        1985
                                 Medar, Inc.
Arthur D. Harmala..............  Vice President of Marketing, Vision Products of      53        1995
                                 Medar, Inc.
George R. Mather, Jr. .........  Vice President of Engineering, Vision Products of    57        1996
                                 Medar, Inc.
Gary G. Wagner.................  Vice President and General Manager, VisionBlox of    46        1995
                                 Medar, Inc.
Max A. Coon....................  Secretary and Vice Chairman of the Board of Medar,   62        1978
                                 Inc.; President and Chairman of the Board of
                                 Maxco, Inc.
Vincent Shunsky................  Treasurer and Director of Medar, Inc.; Treasurer,    48        1978
                                 Vice President of Finance and Director of Maxco,
                                 Inc.

     All of the foregoing officers of the Company have been engaged in the principal occupations specified above for the previous five years except as stated above and as follows:

     Michael J. Charchol was appointed as Vice President, Vision Products of Medar, Inc. in March 1997. Prior to that time he had served for seven years as Vice President of the Company's Integral Vision -- AID subsidiary.

     Arthur D. Harmala was appointed as Vice President of Marketing, Vision Products in March 1995. He has been Vice President, Sales and Marketing for the Company's wholly owned subsidiary, Integral Vision -- AID, Inc., since 1989 and was previously employed by the Company since 1985 as director of marketing for Medar's line of vision products. Mr. Harmala previously worked in sales management positions at Allen-Bradley Company, Inc., a manufacturer of programmable controllers, and at Perceptron, Inc., a manufacturer of non-contact gauging products.

     George R. Mather, Jr. became Vice President of Engineering, Vision Products of Medar, Inc. in September 1996. Prior to that time Dr. Mather had served as Vice President of Engineering of the Company's Integral Vision -- AID subsidiary since 1991.

     Gary G. Wagner was appointed as Vice President and General Manager, VisionBlox of Medar, Inc. in September 1996. Mr. Wagner had joined the Company as Vice President of Vision Sales in March 1995. He previously served as Director of Marketing from 1988 to 1991, and then Vice President of Marketing from 1991 to 1994, of Automatix Incorporated, a corporation specializing in industrial vision applications located in Billerica, Massachusetts. In 1994, when Automatix merged with another vision manufacturer to form Acuity Imaging Inc., Mr. Wagner became Vice President of Marketing for that company. Acuity Imaging Inc., located in Nashua, New Hampshire, develops and markets machine vision systems for factory automation and image processing software for various industrial and scientific applications.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors (the "Committee") consists of Max A. Coon and Vincent Shunsky. Messrs. Coon and Shunsky, although officers of the Company, are also officers and directors of Maxco, Inc., are paid by Maxco, Inc. and receive no compensation from the Company. Mr. Charles J. Drake, the Company's Chief Executive Officer, is a director of Maxco, Inc.

OVERVIEW AND PHILOSOPHY

     The Committee is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

     The objectives of the Company's executive compensation program are to:

      -- Support the achievement of desired Company performance.

      -- Provide compensation that will attract and retain superior talent and reward performance.

      -- Align the executive officers' interests with the success of the Company by placing a portion of pay at risk, with payout dependent upon corporate performance, and through the granting of stock options.

     The executive compensation program provides an overall level of compensation opportunity that is competitive with companies of comparable size and complexity. The Compensation Committee will use its discretion to set executive compensation where in its judgment external, internal or an individual's circumstances warrant it.

EXECUTIVE OFFICER COMPENSATION PROGRAM

     The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, and various benefits, including medical and deferred compensation plans, generally available to employees of the Company.

BASE SALARY

     Base salary levels for the Company's executive officers are competitively set relative to other comparable companies. In determining salaries the Committee also takes into account individual experience and performance.

ANNUAL INCENTIVE COMPENSATION

     The Company's annual incentive program for executive officers and key managers provides direct financial incentives in the form of an annual cash bonus to executives to achieve the Company's annual goals. Goals for Company performance are set at the beginning of each fiscal year. In 1996, the following measures of Company performance were selected: corporate revenue, corporate earnings, new product development, market penetration, and customer satisfaction.

     Specific individual performance is also taken into account in determining bonuses, including meeting department goals, attitude, dependability, cooperation with co-workers, and creativity or ideas that benefit the Company. In addition, significant individual effort in dealing with specific issues is taken into consideration.

STOCK OPTION PROGRAM

     The stock option program is the Company's long-term incentive plan for executive officers and key employees. The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and to enable executives to develop and maintain a significant, long-term stock ownership position in the Company's common stock.

     In May 1995 a stock option plan allowing the issuance of options on up to 500,000 shares of the Company's common stock was approved by the Shareholders. This stock option plan provides for the grant of both options intended to qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code, as amended, and nonstatutory stock options which do not qualify for such treatment.

     The stock option plan authorizes a committee of directors to award executive and key employee stock options, as well as options to directors and nonemployees who are in a position to materially benefit the Company. Stock options are granted at an option price equal to the fair market value of the Company's common stock on the date of grant, have ten year terms and can have exercise restrictions established by the committee. Awards are made at a level calculated to be competitive with companies of comparable size and complexity.

DEFERRED COMPENSATION

     Effective July 1, 1986, the Company adopted a 401(k) Employee Savings Plan. The 401(k) is a "cash or deferred" plan under which employees may elect to contribute a certain portion of their compensation which they would otherwise be eligible to receive in cash. The Company has agreed to make a matching contribution of 20% of the employees' contributions of up to 6% of their compensation. In addition, the Company may make a profit sharing contribution equal to .5% of compensation for each employee, or more or less at the discretion of the Board. All full time employees of the Company or its U.S. subsidiaries who have completed six months of service are eligible to participate in the plan. Participants are immediately 100% vested in all contributions. The plan does not contain an established termination date and it is not anticipated that it will be terminated at any time in the foreseeable future.

BENEFITS

     The Company provides medical benefits to the executive officers that are generally available to Company employees. In addition, executive officers may be provided with other benefits, such as life insurance and automobiles. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for any executive officer for fiscal 1996.

CHIEF EXECUTIVE OFFICER

     Charles J. Drake has served as the Company's Chief Executive Officer since 1978. His base salary for the 1996 year was $295,000. No bonus was paid to Mr. Drake for 1996.

     Significant factors in establishing Mr. Drake's compensation were his strategic and overall management direction of the Company and his position and long service to the Company.

     The Committee believes Mr. Drake's compensation is comparable to that of chief executive officers of similar companies.

THE COMPENSATION COMMITTEE

Max A. Coon
Vincent Shunsky

SUMMARY COMPENSATION TABLE

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and to the other executive officers whose compensation for the 1996 year exceeded $100,000:

                                                               ANNUAL              LONG TERM
                                                            COMPENSATION          COMPENSATION
                                                        --------------------      ------------      ALL OTHER
                 NAME AND                               SALARY        BONUS         OPTIONS          COMP(1)
            PRINCIPAL POSITION                YEAR        ($)          ($)            (#)              ($)
            ------------------                ----      ------        -----         -------         ---------
Charles J. Drake..........................    1996      295,000            0              0             991(2)
Chief Executive Officer                       1995      260,000            0        100,000(3)        1,890(2)
                                              1994      100,000      100,000              0             750
Richard R. Current........................    1996      115,000            0         20,000           1,488(4)
Executive Vice President,                     1995       72,981            0                             56(4)
Finance and Operations
Mark R. Doede.............................    1996      105,000            0          3,000             599(5)
Vice President,                               1995       93,462            0              0             580(5)
Welding Products Division
Arthur D. Harmala.........................    1996       92,380       20,000          8,000           1,156(7)
Vice President of Marketing,                  1995       76,448       61,692(6)       5,000           1,999(7)
Vision Products

-------------------------
(1) Unless otherwise indicated, compensation in this category represents the Company's 20% match of employee deferrals of currently earned income into the 401(k) Employee Savings Plan and, in 1994, a profit sharing contribution made by the Company for all of its employees to the 401(k) Employee Savings Plan at the rate of .5% of compensation, up to $150,000 of compensation.

(2) Represents premiums paid by the Company on executive term life insurance.

(3) These options have lapsed and may no longer be exercised.

(4) Includes premiums of $392 and $56 paid by the Company on executive term life insurance in 1996 and 1995, respectively.

(5) Includes premiums of $79 and $60 paid by the Company on executive term life insurance in 1996 and 1995, respectively.

(6) Represents sales commissions.

(7) Includes premiums of $266 and $226 paid by the Company on executive term life insurance in 1996 and 1995, respectively.

OPTIONS

     The following table summarizes option grants during 1996 to the executive officers named in the Summary Compensation Table above, and the potential realizable value of such options at assumed rates of appreciation.

                           OPTION GRANTS DURING 1996

                                                                                                POTENTIAL REALIZABLE
                                                                                                      VALUE AT
                                            INDIVIDUAL GRANTS                                      ASSUMED ANNUAL
                                ------------------------------------------                            RATES OF
                                              % OF TOTAL                                             STOCK PRICE
                                               OPTIONS                                            APPRECIATION FOR
                                OPTIONS       GRANTED TO       EXERCISE OR                           OPTION TERM
                                GRANTED      EMPLOYEES IN      BASE PRICE       EXPIRATION      ---------------------
            NAME                  (#)        FISCAL YEAR         ($/SH)            DATE         5% ($)       10% ($)
            ----                -------      ------------      -----------      ----------      ------       -------
Charles J. Drake............          0
Richard R. Current..........     20,000(1)        16%             6.25           02-14-06        78,612       199,218
Mark R. Doede...............      3,000(1)       2.4%             6.25           02-14-06        11,792        29,883
Arthur D. Harmala...........      8,000(1)       6.4%             6.25           02-14-06        31,445        79,687

-------------------------
(1) These options are not exercisable until June 1, 1997.

     The following table summarizes the option exercises by the executive officers named in the Summary Compensation Table above during 1996 and the value of the options held by such persons at the end of 1996.

                    OPTION EXERCISES IN LAST FISCAL YEAR AND
                             YEAR END OPTION VALUES

                                                                                               VALUE OF UNEXERCISED
                                                                      NUMBER OF UNEXERCISED    IN-THE-MONEY OPTIONS
                                                                        OPTIONS AT FY-END           AT FY-END
                                   SHARES                             ---------------------    --------------------
         NAME AND                 ACQUIRED                                EXERCISABLE/             EXERCISABLE/
    PRINCIPAL POSITION         ON EXERCISE(#)    VALUE REALIZED($)        UNEXERCISABLE           UNEXERCISABLE
    ------------------         --------------    -----------------        -------------           -------------
Charles J. Drake...........       111,812             641,930                   250,000             $  137,500
Richard R. Current.........             0                   0             15,000/20,000             $      0/0
Mark R. Doede..............             0                   0              19,000/3,000             $      0/0
Arthur D. Harmala..........         3,000              17,490              14,000/8,000             $      0/0

TRANSACTIONS WITH MANAGEMENT

     Charles J. Drake, the Chairman and CEO of the Company, was indebted to the Company during 1996, with the largest aggregate amount of such indebtedness being $309,886. This debt was incurred by Mr. Drake in order to exercise options to purchase 150,000 shares of the Company's common stock and to satisfy certain personal obligations and is evidenced by promissory notes bearing interest at 9%. At March 31, 1997, the amount of this indebtedness was $309,886.

     Mark R. Doede, the Vice President and COO, Welding Products Division of the Company, was indebted to the Company during 1996 with the largest aggregate amount of such indebtedness being $163,435. This debt was incurred by Mr. Doede in order to satisfy certain personal obligations and is evidenced by a promissory note bearing interest at 9%. At March 31, 1997, the amount of this indebtedness was $183,435.

COMPLIANCE WITH REPORTING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers or beneficial owners of over 10% of any class of the Company's equity securities to file certain reports regarding their ownership of the Company's securities or any changes in such ownership. During the year ended December 31, 1996, all of such reports were filed as required.

                         COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total shareholder return on the Common Stock of the Company for the last five years with the cumulative total return on the CRSP Total Return Index for the NASDAQ Stock Market (US Companies)
(1) and the Dow Jones Industrial Technology Index (2) over the same period, assuming the investment of $100 in the Company's Common Stock, the NASDAQ Index and the Industrial Technology Index on December 31, 1991, and reinvestment of all dividends.

        MEASUREMENT PERIOD             MEDAR, INC.        CRSP TOTAL          DOW JONES
      (FISCAL YEAR COVERED)                              RETURN INDEX        INDUSTRIAL
                                                                          TECHNOLOGY INDEX
12/31/91                                      100.000            100.000            100.000
12/31/92                                      124.444            116.378            101.684
12/31/93                                      200.000            133.595            100.123
12/31/94                                      244.444            130.587            105.877
12/31/95                                      140.000            184.674            147.507
12/31/96                                      100.000            227.164            142.229

-------------------------
(1) The CRSP Total Return Index for the NASDAQ Stock Market (US Companies) is composed of all domestic common shares traded on the NASDAQ National Market and the NASDAQ Small-Cap Market.

(2) The Dow Jones Industrial Technology Index is composed of companies whose technology and high-tech products are primarily directed toward industrial production and/or quality control.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of March 31, 1997 regarding the beneficial ownership of the Company's Common Stock by (i) the Principal Shareholder (Maxco, Inc.), (ii) the only other beneficial owners of more than 5% of the Company's outstanding stock that are known to the Company, (iii) each of the Company's Directors, (iv) each of the Company's Executive Officers listed in the Summary Compensation Table, above, and (v) all Officers and Directors of the Company as a group.

                                                             AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                     ---------------------------------------------------------
                                                       SOLE VOTING             SHARED VOTING
                                                           AND                      AND
                                                     INVESTMENT POWER         INVESTMENT POWER         PERCENT
                                                     ----------------         ----------------         -------
Maxco, Inc.......................................       1,893,405                                       21.39%
  1118 Centennial Way
  Lansing, MI 48917
Fidelity Management & Research Company...........       1,150,000(1)                                    12.99%
  82 Devonshire Street
  Boston, MA 02109
Charles J. Drake.................................         480,378(2)                                     5.28%
Max A. Coon......................................          26,500(3)                                        *
Richard R. Current...............................          16,000(4)                3,000                   *
Mark R. Doede....................................          55,000(5)
Arthur D. Harmala................................          24,000(6)                  100                   *
Stephan Sharf....................................                                   6,000                   *
Vincent Shunsky..................................          21,183(3)                                        *
William B. Wallace...............................          26,000(7)                                        *
Stephen R. Zynda.................................           8,000(8)               18,000                   *
All Directors and Officers as a Group............         730,582(9)               28,100                8.23%
  (13 persons)

-------------------------
 *  Beneficial ownership does not exceed 1%.

(1) Information obtained from Schedule 13G dated February 14, 1997, filed with the Securities and Exchange Commission by FMR Corp and sent to the Company pursuant to Section 13(d) of the Securities Exchange Act of 1934. Voting of the shares is carried out under written guidelines established by the Fidelity Funds Boards of Trustees.

(2) Includes 250,000 shares on which Mr. Drake holds options which he is eligible to exercise.

(3) Does not include shares of the Company held by Maxco, Inc., of which Mr. Coon is the President and Chairman of the Board and the owner of 22.7% of its common stock, or shares of the Company held by the Maxco, Inc. Employee Profit Sharing Plan of which Messrs. Coon and Shunsky are trustees.

(4) Includes 15,000 shares on which Mr. Current holds options which he is eligible to exercise.

(5) Includes 19,000 shares on which Mr. Doede holds options which he is eligible to exercise.

(6) Includes 14,000 shares on which Mr. Harmala holds options which he is eligible to exercise.

(7) Includes 7,000 shares on which Mr. Wallace holds options which he is eligible to exercise.

(8) Includes 2,000 shares on which Mr. Zynda holds options which he is eligible to exercise.

(9) Includes 365,000 shares on which ten officers or directors hold options which they are eligible to exercise.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Ernst & Young served as auditors for the Company for the year ended December 31, 1996.

     The Company periodically evaluates its external audit requirements. The Audit Committee of the Board of Directors will make a decision as to the selection of external auditors for the year ending December 31, 1997 based on cost, response time and quality of services available.

     A representative of Ernst & Young is expected to be present at the Annual Meeting of Shareholders, will be available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

                             SHAREHOLDER PROPOSALS

     Any proposals which Shareholders of the Company intend to present at the next annual meeting of the Company must be received by the Company by December 25, 1997, for inclusion in the Company's proxy statement and proxy form for that meeting. Proposals should be directed to the attention of Investor Relations at the offices of the Company, 38700 Grand River Avenue, Farmington Hills, Michigan 48335.

                                 OTHER BUSINESS

     The management knows of no other matters that will come before the meeting. However, if other matters do come before the meeting, the proxy holders will vote in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by use of the mails, officers and regular employees of the Company may solicit proxies by telephone or in person.

                                          By Order of the Board of Directors

                                          Max A. Coon
                                          Secretary

                                  MEDAR, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 28, 1997.

The undersigned hereby constitutes and appoints Max A. Coon and Charles J. Drake, and each or any of them, attorney and proxy for and in the names and stead of the undersigned, to vote all stock of Medar, Inc. (Medar) on all matters unless the contrary is indicated herein at the Annual Meeting of Shareholders to be held at the corporate offices, 38700 Grand River Avenue, Farmington Hills, Michigan on May 28, 1997, at 4:00 p.m. local time or at any adjournments thereof, according to the number of votes that the undersigned could vote if personally present at said meeting. The undersigned directs that this proxy be voted as follows:

1.     ELECTION OF DIRECTORS

       (_) FOR all nominees listed below (except as marked to the contrary below).

           M. Coon          V. Shunsky
           R. Current       W. Wallace
           C. Drake         S. Zynda
           S. Sharf

       (_) WITHHOLD AUTHORITY to vote for all nominees listed below

       INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee write that nominee's name in the space provided below:

--------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting.


                 (Continued and to be signed on reverse side)


This proxy, when properly executed will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted for Proposal 1.

                                  DATED:                , 1997

                                  -----------------------------

                                  -----------------------------
                                  (Signatures must correspond
                                   exactly with names as printed)

     NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.